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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K



                         CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of
1934




Date of Report (Date of earliest event reported) April 17, 1998



                         NORTH BANCSHARES, INC.
     (Exact name of Registrant as specified in its Charter)



     Delaware                   0-22800              36-3915073
(State or other         (commission file number)    (IRS Employer
jurisdiction of                                     Identification
incorporation)                                      number)



100 West North Avenue, Chicago, Illinois                60610
(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code: (312) 664-4320



                                 N/A
  Former name or former address, if changed since last report)





=================================================================

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Item 5.  Other Events

     On April 17, 1998, the Registrant issued the attached press release.


Item 7.  Financial Statements and Exhibits

    (a)  Exhibits

         1. Press Release, Dated April 17, 1998, regarding first quarter 1998 earnings and a regular quarterly dividend.



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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NORTH BANCSHARES, INC.
                                                (Registrant)



Date:    April 23, 1998                  /S/ Joseph A. Graber
                                           ----------------------
                                           Joseph A. Graber
                                           President

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                                     EXHIBIT






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NORTH BANCSHARES, INC    NEWS RELEASE



RELEASE: IMMEDIATE                  DATE: April 17, 1998


        Joseph A. Graber, President
        Victor E. Caputo, Executive Vice President
        (312) 664-4320


                          NORTH BANCSHARES, INC.
                                 ANNOUNCES
                          FIRST QUARTER EARNINGS
                            QUARTERLY DIVIDEND


Chicago, Illinois, April 17, 1998, - North Bancshares, Inc., (NASDAQ-NBSI), the holding company for North Federal Savings Bank, announced net income for the quarter ended March 31, 1998 of $155,000, a decrease of $74,000 from $229,000 for the quarter ended March 31, 1997. Diluted earnings per share decreased by $.03 from $.15 per share for the quarter ended March 31, 1997 to $.12 per share for the quarter ended March 31, 1998. The decrease is primarily related to a $60,000 decrease in net interest income and a $52,000 increase in non-interest expenses primarily related to increases in compensation and benefits expense and professional fees.

Concurrent with this earnings release the Board of Directors of the Company has declared a quarterly dividend of $.10 per share to be paid on May 15, 1998 to stockholders of record on May 1, 1998.

Net interest income for the quarter ended March 31, 1998 decreased by $60,000 or 6.2% from $969,000 for the quarter ended March 31, 1997 to $909,000 for the quarter ended March 31, 1998. The decrease was attributable to a $66,000 increase in interest on deposit accounts and borrowed funds offset by a $6,000 increase in total interest income. There was a decrease in the net interest margin from 3.32% for the quarter ended March 31, 1997 to 3.07$ for the quarter ended March 31, 1998.

Non-interest expense increased by $52,000 from $746,000 for the quarter ended March 31, 1997 to $798,000 for the quarter ended March 31, 1998. The increase was primarily attributable to a $58,000 increase in compensation and benefits expense, related to the expansion of the Bank's hours of operation and a $27,000 increase in additional ESOP expense, a component of compensation and benefits expense. The additional ESOP expense is related to an increase, during the quarter ended March 31, 1998, in the market price of the Company's stock committed to be released under the ESOP. For the quarter ended March 31, 1998, a total of $48,000 in ESOP expense was recorded along with an offsetting entry to additional paid in capital and therefore, stockholders' equity was unaffected by the transaction. In addition, there was a $37,000 increase in professional fees which are directly related to a review of a rejected unsolicited offer to purchase the Company and shareholder proposals.

Total assets decreased by $4.6 million or 3.7% from $123.1 million at December 31, 1997 to $118.5 million at March 31, 1998. The decrease was primarily attributable to a $3.2 million decrease in loans receivable from $79.0 million at December 31, 1997 to $75.8 million at March 31, 1998 and a $2.1 million or 9.1% decrease in investment securities available for sale from $23.2 million at December 31, 1997 to $21.1 million at March 31, 1998.

Net loans receivable decreased $3.2 million or 4.1% from $79.0 million at December 31, 1997 to $75.8 million at March 31, 1998. The decrease was attributable to the high level of refinance activity that began in the last quarter of 1997 and continued into the first quarter of 1998. At March 31, 1998, the Bank had $4.7 million in loan applications awaiting approval or closing.

Total deposits decreased by $1.6 million or 2.1% from $75.0 million at December 31, 1997 to $73.4 million at March 31, 1998. The decrease was primarily attributable to a $1.9 million decrease in certificates of deposit partially offset by a $300,000 net increase in checking, money market and passbook accounts.

Stockholders' equity decreased by $2.8 million or 17.1% from $16.4 million at December 31, 1997 to $13.6 million at March 31, 1998. The decrease was primarily attributable to a $2.8 million increase in treasury stock related to $3.1 million in stock repurchases offset by $369,000 in stock options exercised.

Mary Ann Hass, Chairman and Chief Executive Officer, commented:

"We have experienced a dramatic increase in the number of mortgage loans repaid, refinanced or modified during this quarter and at the same time a number of certificates of deposit have been withdrawn." She added, "As part of our overall strategy to increase the yield on our loan portfolio we are expanding our consumer loan products to include manufactured housing loans and have intensified the marketing efforts for our Home Equity Line of Credit product. In addition, in order to become less dependent on certificates of deposit as a funding source we will introduce an enhanced version of our Money Market Deposit Account that will provide easier access to funds on deposit and also pay an interest rate that is comparable to money narket funds."

All per share information has been adjusted to reflect a three-for-two stock split effected in teh form of a 505 stock dividend paid on December 29, 1997 to stockholders of record on December 8, 1997.

North Federal Savings Bank primarily serves the North Side of Chicago from its home office and operates a branch office in Wilmette, Illinois. The Bank has received a five star rating for 39 consecutive quarters from Bauer Financial Reports, Inc. and is rated one of the best in nation by Sheshunoff Information Services, Inc. Visit our Web site at www.northfederal.com to read previous press releases, examine filings with the SEC, read about our history, and check out our products, services, and interest rates.

North Bancshares, Inc. common stock is traded on The Nasdaq Stock Market under the symbol: "NBSI."






                      (FINANCIAL STATEMENTS ATTACHED)


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                          NORTH BANCSHARES, INC.
              CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                    (IN THOUSANDS, EXCEPT SHARE DATA)


ASSETS                                       MARCH 31, 1998   DEC 31, 1997
                                               (UNAUDITED)
--------------------------------------------------------------------------
Cash and due from banks                           $   764       $   727
Interest-bearing deposits                           2,657         2,937
Federal funds sold                                  7,121         5,976
Investment in dollar denominated mutual funds       1,768         1,477
-------------------------------------------------------------------------
   TOTAL CASH AND CASH EQUIVALENTS                 12,310        11,117

Investment securities available for sale           21,125        23,250
Mortgage-backed securities held to maturity         5,560         5,841
Stock in Federal Home Loan Bank of Chicago          1,705         1,705
Loans receivable, net of allowance for loan
 losses of $208 at March 31, 1998 and
 December 31, 1997                                 75,776        79,031
Accrued interest receivable                           803         1,060
Premises and equipment, net                         1,019         1,043
Other assets                                          179            31
-------------------------------------------------------------------------
   TOTAL ASSETS                                  $118,477      $123,078
=========================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
-------------------------------------------------------------------------
Deposit accounts                                 $ 73,449       $75,041
Borrowed funds                                     29,100        29,100
Advance payments by borrowers for
 taxes and insurance                                  792         1,239
Accrued interest payable and other liabilities      1,567         1,250
------------------------------------------------------------------------
   TOTAL LIABILITIES                              104,908       106,630
------------------------------------------------------------------------
Preferred stock, $.01 par value. Authorized
 500,000 shares; none outstanding                       -             -
Common stock, $.01 Par value. Authorized
 3,500,000 shares; issued 1,914,105 shares             19            19
Additional paid-in capital                         13,626        13,767
Retained earnings, substantially restricted        11,153        11,139
Treasury stock at cost (633,827 shares at
 March 31, 1998 and 484,293 shares at
 December 31, 1997)                               (10,481)       (7,706)
Unrealized loss on securities available for
 sale, net of tax                                     (60)          (56)
Additional pension liability, net of tax             (160)         (160)
Common stock acquired by Employee Stock
 Ownership Plan                                      (528)         (555)
------------------------------------------------------------------------
   TOTAL STOCKHOLDERS' EQUITY                      13,569        16,448
------------------------------------------------------------------------
TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY                          $118,477      $123,078
========================================================================


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                          NORTH BANCSHARES, INC.
             CONSOLIDATED STATEMENTS OF OPERATIONS(UNAUDITED)
                    (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                THREE MONTHS ENDED MARCH 31,
                                                                     1998          1997

--------------------------------------------------------------------------------------------
INTEREST INCOME:
  Loans receivable                                                 $1,494        $1,449
  Interest-bearing deposits and federal funds sold                    116            48
  Investment securities available for sale                            383           465
  Mortgage-backed securities held to maturity                          96           125
  Investment in mutual funds                                           31            34
  Dividends on FHLB stock                                              29            22
--------------------------------------------------------------------------------------------
TOTAL INTEREST INCOME                                               2,149         2,143
--------------------------------------------------------------------------------------------
INTEREST EXPENSE:
  Deposit accounts                                                    819           773
  Borrowed funds                                                      421           401
--------------------------------------------------------------------------------------------
TOTAL INTEREST EXPENSE                                              1,240         1,174
--------------------------------------------------------------------------------------------
  NET INTEREST INCOME BEFORE PROVISION FOR LOAN LOSSES                909           969
PROVISION FOR LOAN LOSSES                                               -             -
--------------------------------------------------------------------------------------------
  NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES                 909           969
--------------------------------------------------------------------------------------------
NON-INTEREST INCOME:
  Gain on sale of investment securities
   available for sale, net                                             39            48
  Fees and service charges                                             59            46
  Other                                                                 4             4
--------------------------------------------------------------------------------------------
TOTAL NON-INTEREST INCOME                                             102            98
--------------------------------------------------------------------------------------------
NON-INTEREST EXPENSE:
  Compensation and benefits                                           452           394
  Occupancy expense                                                   125           113
  Professional fees                                                    75            38
  Data processing                                                      47            42
  Advertising and promotion                                            24            31
  Federal deposit insurance premium                                    12            12
  Recognition and retention plan                                        -            19
  Other                                                                63            97
--------------------------------------------------------------------------------------------
TOTAL NON-INTEREST EXPENSE                                            798           746
--------------------------------------------------------------------------------------------
INCOME BEFORE INCOME TAXES                                            213           321
INCOME TAX EXPENSE                                                     58            92
--------------------------------------------------------------------------------------------
NET INCOME                                                          $ 155         $ 229
============================================================================================

EARNINGS PER SHARE:
  Basic                                                              $.12          $.16
  Diluted                                                            $.12          $.15
============================================================================================
AVERAGE SHARES OUTSTANDING:
  Basic                                                         1,272,779     1,489,454
  Diluted                                                       1,341,510     1,558,490
============================================================================================


<PAGE 9>


SELECTED FINANCIAL RATIOS AND OTHER DATA (UNAUDITED):

                                             THREE MONTHS ENDED MARCH 31,
                                                    1998         1997
                                                   ------------------

PERFORMANCE RATIOS:
--------------------------------------------------------------------------
  Return on assets (ratio of net income
  to average total assets) (1)                        .51%        .77%

  Interest Rate Spread Information:

  Average during period (1)                          2.41        2.57
  End of period (1)                                  2.55        2.62
  Net interest margin (1)                            3.07        3.32
  Ratio of operating expenses to average assets (1)  2.63        2.52
  Ratio of average interest-earning assets
 to average interest-bearing liabilities           115.81      118.71
--------------------------------------------------------------------------

                                                      MARCH 31, 1998  DECEMBER 31, 1997
                                                      --------------  -----------------
ASSET QUALITY RATIOS:
  Non-performing assets to total assets                      N/A                 N/A
  Allowance for loan losses to non-performing loans          N/A                 N/A
  Allowance for loan losses to loans receivable             0.28                0.26

CAPITAL RATIOS:
  Stockholders' equity to total assets                     11.45               13.36
  Average Stockholders' equity to average assets           12.42               14.03
  Return on Stockholders' equity (ratio of net
   income to average equity) (1)                            4.11                3.75
  Shares outstanding-actual                            1,280,278           1,429,812
  Book value per share                                    $10.60              $11.50
----------------------------------------------------------------------------------------
Number of full service offices                               2                   2

  (1) Annualized for the three month periods presented.